2Q16 Earnings Presentation July 28, 2016 Refer to earnings release dated July 28, 2016 for further information. Exhibit 99.2 © Fifth Third Bank | All Rights Reserved

Cautionary statement
This release contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of
1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “anticipates,”
“potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,”
“objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated from time to time by our Quarterly Reports on Form 10-Q.
When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on
information then actually known to us. There is a risk that additional information may become known during the company’s quarterly closing process or as a result of subsequent events that could affect the accuracy of the statements and financial information contained herein.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic or real estate market conditions, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, weaken or are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5)
prepayment speeds,
loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements and adequate sources of funding and liquidity may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11)
effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial
Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14)
ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’
ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from Fifth Third’s
investment in, relationship with, and nature of the operations of Vantiv, LLC; (21) loss of income from any sale or potential sale of businesses
(22) difficulties in separating the operations of any branches or other assets divested; (23) inability to achieve expected benefits from branch consolidations and planned sales within desired timeframes, if at all; (24) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (25) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.
.
© Fifth Third Bank | All Rights Reserved

•
Stable NII and NIM; continued benefit from steady
and cautious interest rate risk management
strategy
•
Solid noninterest income growth despite market
volatility
•
Adjusted
1
: up 4% sequentially
•
Strong corporate banking activity
•
Tightly controlled operational expenses
•
Reported noninterest expenses down $3 million
sequentially
•
Adjusted
1
expenses flat sequentially
•
Strategic investments on-track
•
Credit conditions benign overall and in-line with
expectations
Second Quarter 2016 Highlights
Earnings Per
Share
Reported $0.40
Included ($0.01) negative impact
from certain items
Net Income to
Common
$310 million
LCR
110%
1
Non-GAAP
measure:
see
Reg
G
reconciliation
on
page
23
of
this
presentation
and
use
of
non-GAAP
measures
on
page
33
of
the
earnings
release
2
See page 4 of this presentation for impact of certain items
© Fifth Third Bank | All Rights Reserved
2

2Q16 in review
Significant pre-tax items in 2Q16 results
($0.01
negative
after-tax
EPS
impact):
—
$50MM pre-tax (~$33MM after-tax) charge
related to the Visa total return swap
—
$19MM pre-tax (~$12MM after-tax) positive
valuation
adjustment
on
the
Vantiv
warrant
—
$11MM pre-tax (~$7MM after-tax) gain on
sale of Pennsylvania branches
—
$11MM pre-tax (~$7MM after-tax) gain on
sale of the agented bankcard loan portfolio
—
$9MM pre-tax (~$6MM after-tax) expense
due to retirement eligibility changes
Core businesses showed solid results given
challenging market conditions
—
Strong corporate banking activity offset
market volatility
—
Mortgage origination volumes up 53% QoQ
Credit trends
—
NCO
ratio
of
37
bps;
flat
YoY
and
5
bps
decrease QoQ
—
NPA ratio of 86 bps; down 2 bps
sequentially
($ in millions)
2Q16
Seq.
YOY
Average Balances
Total loans & leases
$93,931
1%
2%
Core deposits
$98,973
-
(2%)
Income Statement Data
Net interest income (taxable equivalent)
$908
-
2%
Provision for loan and lease losses
91
(24%)
15%
Noninterest income
599
(6%)
8%
Noninterest expense
983
-
4%
Net income attributable to Bancorp
$333
2%
6%
Net income available to common
shareholders
$310
(1%)
6%
Financial Ratios
Earnings per share, diluted
0.40
-
11%
Net interest margin
2.88%
(3bps)
(2bps)
Efficiency ratio
65.3%
150bps
(10bps)
Return on average assets
0.94%
1bps
4bps
Return on average common equity
8.2%
(10bps)
10bps
Return on average tangible common equity
9.7%
(20bps)
-
Tangible book value per share
$   16.93
4%
16%
© Fifth Third Bank | All Rights Reserved
1
2
2
1
Excludes loans held-for-sale
Non-GAAP
measure:
see
Reg
G
reconciliation
on
page
22
of
this
presentation
and
use
of
non-GAAP
measures
on
page
33
of
the
earnings
release
2

Avg +5% YoY

Avg +2% YoY

Core -2% YoY; Transaction -2% YoY

Balance sheet
HFI Loan balances ($B)
•
Average commercial loans up 2%
sequentially; up 4% year-over-year
–
C&I up 2%, CRE up 2% sequentially
–
C&I up 3%, CRE up 7% YoY
•
Average consumer loans down 1%
sequentially; down 1% year-over-year
–
Automobile loans decreased 4%
sequentially and 9% YoY
•
Average transaction deposits up $249MM
sequentially, driven by higher demand &
money market deposits, partially offset by
lower interest checking
–
Excl. St. Louis and Pennsylvania
deposits sold, core deposits up 1%
sequentially
•
Average loan to core deposit ratio of 95%
•
LCR of 110% at 2Q16
Average core deposit balances ($B)
$99.0
$100.5
Average securities and short-term
investments ($B)
•
Average securities up $2.7B year-over-
year driven by:
–
LCR requirement additions
–
Positioning to maintain steady and
cautious interest rate risk strategy
•
Average securities portfolio / total
assets of 21.1% compared to 19.6% in
2Q15
$31.3
$31.6
$30.6
$30.1
Note: Numbers may not sum due to rounding.
$32.0
Outlook: 2% FY 2016 loan growth (ex. HFS)
Continuing to maintain pricing discipline
© Fifth Third Bank | All Rights Reserved
$92.2
$93.4
$93.6
$93.3
$93.9
70
75
80
85
90
95
2Q15
3Q15
4Q15
1Q16
2Q16
$96.5
$94.7
$95.7
$94.7
$94.9
92%
95%
94%
94%
95%
80%
85%
90%
95%
100%
65
70
75
80
85
90
95
100
2Q15
3Q15
4Q15
1Q16
2Q16
Transaction deposits
Other time deposits
Loan to core deposit ratio
$27.4
$28.3
$29.0
$29.7
$30.1
0
5
10
15
20
25
30
35
2Q15
3Q15
4Q15
1Q16
2Q16
Average securities
Short-term investments

•
Sequential comparisons:
–
NII & NIM decrease impacted by the full quarter impact of $750 million unsecured senior debt and $750 million subordinated debt ($1.5B total) issued in 1Q16
–
Decline in NII also the result of lower average consumer loan balances, partially offset from growth in commercial loans and securities
•
Year-over-year comparisons:
–
NII increase from higher investment securities and loan balances, as well as short-term market rate improvements from the Dec 2015 Fed funds rate increase
–
NIM decrease driven by increased long-term debt balances, lower commercial loan yields, and reduced cash flow hedges, partially offset by lower cash balances held at the Fed and Dec 2015 Fed funds rate increase
Net interest income
NII and NIM (FTE)
Outlook: FY NII up 2% and NIM down 2 -
3 bps from 2015; Q3 NIM to decline 2 -
4 bps, driven by higher
wholesale funding costs and day count
Now assumes no rate increases in 2016
© Fifth Third Bank | All Rights Reserved
$892
$906
$904
$909
$908
2.90%
2.89%
2.85%
2.91%
2.88%
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
4.0%
4.5%
2Q15
3Q15
4Q15
1Q16
2Q16
Net Interest Income ($MM)
NIM

Outlook: 5% annual fee growth
Noninterest income
$637
$591
$623
$578
$602
$556
$713
$1,104
$637
$599
$0
$200
$400
$600
$800
$1,000
2Q15
3Q15
4Q15
1Q16
2Q16
Adjusted noninterest income
Reported noninterest income
Noninterest Income ($MM)
•
Sequentially, adjusted noninterest income up $24 million, or 4 percent, primarily due to increases in:
–
Corporate banking revenue from higher syndication revenue and institutional sales revenue
•
Year-over-year adjusted noninterest income down $35 million, or 5 percent, primarily due to:
–
Decreases in mortgage banking net revenue due to a significant MSR valuation gain in 2Q15
2
© Fifth Third Bank | All Rights Reserved
1
1
Adjusted noninterest income items are detailed on page 23 of this presentation. Also see use of non-GAAP measures on page 33 of the earnings release.
2
2015 excludes a $655MM benefit from gains on Vantiv share sales, gain on Vantiv warrant actions, and Vantiv warrant valuation adjustments. 2016 excludes a $66MM benefit from Vantiv warrant valuation adjustments and a $50MM detriment from the Visa total return swap adjustment in 2Q16.

Noninterest expense
•
Adjusted expenses flat sequentially, primarily due to:
–
Seasonal decrease in FICA and unemployment tax
–
$9 million in compensation-related expenses due to retirement eligibility changes
•
Adjusted expenses up 3% YoY:
–
Year-over-year growth primarily due to personnel additions in risk and compliance and information technology
$945
$934
$951
$971
$971
$947
$943
$963
$986
$983
$750
$800
$850
$900
$950
$1,000
2Q15
3Q15
4Q15
1Q16
2Q16
Adjusted noninterest expense
Reported noninterest expense
Noninterest Expense ($MM)
Note: Provision for unfunded commitments was an expense of  $7MM in 2Q16, $6MM in 1Q16, $4M in 4Q15, $2M in 3Q15, and $2M in 2Q15
1
Adjusted noninterest expense items are detailed on page 23 of this presentation. Also see use of non-GAAP measures on page 33 of the earnings release.
Outlook: 4% annual growth
1
© Fifth Third Bank | All Rights Reserved

Credit quality overview
Net charge-offs ($MM)
$80
NCO ratio
0.37%
0.80%
0.34%
0.42%
$188
HFI Non-performing assets ($MM)
Reserve Coverage
$86
$96
1
Charge-off related to restructuring of a student loan backed commercial credit originally extended in 2007
1021
40
0.37%
$87
$805
NPA ratio   0.67%            0.65%             0.70%             0.88%             0.86%
$626
$606
$647
$825
•
2Q16 charge-offs down 5 bps from 1Q16
–
Includes $7MM decrease in C&I loan NCOs
–
Energy loan NCO rate of 0.48% lowest since
3Q15
•
2Q16 portfolio NPA decrease of $20MM from 1Q16
–
Energy loan NPAs up $1MM sequentially,
which was more than offset by improvement
in remaining Commercial portfolio
•
2Q16 reserve of 1.38% flat sequentially
Outlook: NCOs range-bound around recently observed levels (ex. student loan credit from 3Q15) with some quarterly variability; provision reflective of loan growth
© Fifth Third Bank | All Rights Reserved
41
46
46
42
41
45
102
1
34
54
46
$0
$25
$50
$75
$100
$125
$150
$175
$200
2Q15
3Q15
4Q15
1Q16
2Q16
Consumer
Commercial
$1,293
$1,261
$1,272
$1,295
$1,299
1.39%
1.35%
1.37%
1.38%
1.38%
$750
$850
$950
$1,050
$1,150
$1,250
$1,350
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
2Q15
3Q15
4Q15
1Q16
2Q16
Allowance for Loan & Lease Losses (ALLL) ($MM)
ALLL / Loans and Leases
376
370
419
611
602
250
236
228
214
203
$0
$200
$400
$600
$800
$1,000
2Q15
3Q15
4Q15
1Q16
2Q16
Commercial
Consumer

Sovereigns
Financial Institutions
Non-Financial Entities
Total
(amounts in $MMs)
Total
Exposure
Funded
Exposure
Total
Exposure
Funded
Exposure
Total
Exposure
Funded
Exposure
Total
Exposure
Funded
Exposure
United Kingdom
             -
               -
            70
               67
          702
             334
          772
             401
Peripheral Europe
             -
               -
          262
             190
          120
               46
          382
             236
Other Eurozone
             -
               -
          391
             169
       1,698
             908
       2,089
          1,077
Other Europe
             -
               -
            66
                  5
          118
               41
          184
               46
Total Europe
             -
               -
          789
             431
       2,638
          1,329
       3,427
          1,760
Limited UK and other European exposure
Note: Data above includes the Bancorp’s exposure to all European domiciled and U.S. subsidiaries of European businesses as well as European financial institutions.
1
Total exposure includes funded and unfunded commitments, net of collateral; funded exposure excludes unfunded exposure
2
Peripheral Europe includes Greece, Ireland, Italy, Portugal and Spain
3
Eurozone includes countries participating in the European common currency (Euro)
4
Other Europe includes European countries not part of the Euro (primarily Switzerland and Norway)
5
Current period regulatory capital data is estimated.
•
Fifth Third has been closely monitoring Brexit situation, engaging in direct client conversations to understand potential impact of Brexit on clients’ underlying businesses
•
Portfolio well diversified, primarily global public businesses with solid credit quality (probability of default rating in-line with overall Commercial portfolio)
•
Exposure primarily related to trade finance and financing activities of U.S. companies with foreign parent or overseas activities of U.S. customers
•
Direct
UK
exposure
represents
6.4%
of
CET1
5
•
No sovereign exposures
•
$1.8B in funded European exposure represents less than 2% of total loan portfolio
1
1
1
2
3
4
© Fifth Third Bank | All Rights Reserved

Strong capital position
1
Current period regulatory capital ratios are estimated
9.4%
9.4%
9.8%
9.8%
9.9%
0%
2%
4%
6%
8%
10%
2Q15
3Q15
4Q15
1Q16
2Q16
Capital Update
Common Equity Tier 1 Ratio
(Basel III)
CET1 remained strong at 9.9%, up 13 bps sequentially and 52 bps from 2Q15
Share repurchase activity:
—
April 11 –
retired 1.87MM shares due to completion of the March 1, 2016 ASR
—
June 14 –
retired 1.44MM shares through open market repurchases totaling $26 million
Increase in the common dividend to $0.14 in 4Q16
Repurchase of common shares in an amount up to $660 million, including $84 million related to share issuances under employee benefit plans
The additional ability to repurchase shares in the amount of any realized after-tax gains from the sale of
Vantiv stock, if executed
The additional ability to repurchase shares in the amount of any realized after-tax gains from the sale of any portion of the tax receivable agreement with Vantiv, if executed
CCAR 2016 capital plan included the following components:
1
© Fifth Third Bank | All Rights Reserved

$116
$34
$41
$163
$0
$50
$100
$150
$200
$250
$300
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
~$1
$331MM
3Q16 termination and settlement of estimated $331MM gross cash flows expected to be payable to Fifth Third from
2019 –
2035 in exchange for a $116MM payment; $116MM
pre-tax gain expected to be realized by Fifth Third in 3Q16
$75MM
Existing
annual
TRA
payments
expected
to
be
recognized
in
4Q16
and
4Q17
are
not
impacted
$394MM
Agreement to terminate and settle estimated $394MM remaining gross cash flows expected to be payable
to Fifth Third
from 2019-2035 in exchange
for expected
payments
from
exercises
of
quarterly
options
¹
starting
in
1Q17
through
4Q18
totaling
$171MM pre-tax; expected to result in 3Q16 $163MM pre-tax gain and corresponding receivable on Fifth Third’s balance sheet
Estimated potential GAAP income recognition
(within
noninterest
income)
¹
($s in millions; pre-tax)
$116
$15
$16
$16
$17
$26
$26
$27
$28
$34
$41
$0
$25
$50
$75
$100
$125
$150
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
Expected TRA cash flows
1,2
($s in millions; pre-tax)
Continued monetization of Vantiv
1
Options can either be executed by Vantiv or Fifth Third and generate payments to Fifth Third. Projections assume put/call options are exercised every quarter.
2
Fifth Third received a “non-objection” from the Federal Reserve for the ability to repurchase shares in the amount of any realized after-tax gains from the termination and settlement of any portion of the tax receivable agreement with Vantiv. This excludes the estimated existing annual TRA payment of $34 million in 1Q17 and $41 million in 1Q18.
3
Based on the analysis performed by Vantiv, Inc. disclosed in its first quarter Form 10-Q.
Continue
to
have
additional
potential
TRA
gross
cash
flows,
based
on
additional
share
sales,
of
approximately
$1
billion
³
~$800MM
expected
gross
cash
flows from
existing
TRA
~$1
~$1
~$1
~$1
~$1
~$1
~$1
~$1
© Fifth Third Bank | All Rights Reserved

Average loans & leases
(excl. HFS)
Net interest income
1
Net interest margin
1
Noninterest income
2
Noninterest expense
Effective tax rate
1
Net charge-offs
Loan loss provision
Category
Fifth Third: current outlook
As of July 28, 2016
1
Presented on a fully-taxable equivalent basis.
2
2015 excludes a $655MM benefit from gains on Vantiv share sales, gain on Vantiv warrant actions, and Vantiv warrant valuation adjustments. 2016 excludes a $66MM
benefit from Vantiv warrant valuation adjustments and a $50MM detriment from the Visa total return swap adjustment in 2Q16.
Note: Previous and current outlook excludes potential, but currently unforecasted, items, such as any potential additional Vantiv gains or losses, future capital actions, or changes in regulatory or accounting guidance.
Outlook as of July 28, 2016;
please see cautionary statement on slide 2 for risk factors related to forward-looking statements
FY16:
average total loan growth of 2%
FY16: 2% growth with no rate increases
FY16: down 2-3 bps; 3Q16
down 2-4 bps from Q2
FY16: 5% growth
FY16: 4% growth
FY16: 25% -
26% range; 3Q16
~28% due to Vantiv TRA
FY16: range-bound with quarterly variability
FY16: to be reflective of loan growth
© Fifth Third Bank | All Rights Reserved

14 Appendix © Fifth Third Bank | All Rights Reserved

Pre-tax pre-provision earnings and efficiency
ratio trend
PPNR trend
Adjusted PPNR up 4% sequentially
–
$15MM increase in corporate banking revenue
Adjusted PPNR down 8% YoY
–
2Q15 results included $57MM MSR valuation
adjustment
–
Processing revenue up 6%; Corporate banking
revenue up 4%
PPNR reconciliation
Efficiency ratio
65.3%
65.4%
1
Non-GAAP measures: see Reg G reconciliation on page 23 of this presentation and use of non-GAAP measures on page 33 of the earnings release
2
Prior quarters include similar adjustments.
($ in millions)
2Q15
3Q15
4Q15
1Q16
2Q16
Net interest income (FTE)
$892
$906
$904
$909
$908
Add: Noninterest income
556
713
1,104
637
599
Less: Noninterest expense
947
943
963
986
983
Pre-provision net revenue
$501
$676
$1,045
$560
$524
Adjustments
to
remove
(benefit)
/
detriment
:
In
noninterest
income:
Gain on sale of Vantiv
shares
-
-
(331)
-
-
Gain on Vantiv warrant actions
-
-
(89)
-
-
Vantiv TRA settlement payment
-
-
(49)
-
-
Vantiv warrant valuation
(14)
(130)
(21)
(47)
(19)
Gain on sale of certain branches
-
-
-
(8)
(11)
Branch and land valuation adjustments
97
-
-
-
-
Gain on sale of the agented bankcard loan portfolio
-
-
-
-
(11)
Valuation of 2009 Visa total return swap
2
8
10
(1)
50
Securities (gains) / losses
(4)
-
(1)
(3)
(6)
In
noninterest
expense:
Contribution to Fifth Third Foundation
-
-
10
-
-
Severance expense
2
3
2
15
3
Retirement eligibility changes
-
-
-
-
9
Executive Retirements
-
6
-
-
-
Adjusted PPNR
$584
$563
$576
$516
$539
$584
$563
$576
$516
$539
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
$1,100
2Q15
3Q15
4Q15
1Q16
2Q16
Adjusted PPNR
Reported PPNR
58.2%
48.0%
63.8%
61.8%
62.5%
62.2%
64.3%
2Q15
3Q15
4Q15
1Q16
2Q16
Efficiency Ratio
Adjusted Efficiency Ratio
65.3%
© Fifth Third Bank | All Rights Reserved
1
2

1
Available and contingent borrowing capacity (2Q16):
–
FHLB ~$10.5B available, ~$14.4B total
–
Federal Reserve ~$25.7B
Holding Company:
Bancorp LCR of 110% at 06/30/2016
Holding Company cash at 06/30/16: $2.4B
Cash currently sufficient to satisfy all fixed obligations in a stressed environment for ~23 months (debt maturities, common and preferred dividends, interest and other expenses) without accessing capital markets; relying on dividends from subsidiaries or any other discretionary actions
Bank Entity:
No outstanding debt matured in 2Q16. During the quarter the Bank issued $1.25B of senior long term debt.
2016 Funding Plans:
Due to the Moody’s LGF methodology, we intend to replace all debt maturing this calendar year ($3.7B in total) in order to maintain our current senior debt ratings
As of 2Q16, $2.75B of the $3.7B in 2016 maturities has been
replaced
It is likely that most of this replacement funding will take place at the Bank Entity due to the solid liquidity position at the
Holding Company and  FDIC savings on debt issued at the Bank
Holding company unsecured
debt maturities ($MM)
Bank unsecured debt maturities
($MM –
excl. Retail Brokered & Institutional CDs)
Heavily core funded
Strong liquidity profile
S-T
wholesale
5%
1
$1B matured in 1Q16
2
$700MM matured in 1Q16
3
$350MM
of Institutional CD maturities removed causing change
in maturity amount from 1Q16 disclosure
2,3
Demand
25%
Interest
checking
17%
Savings/
MMDA
23%
Consumer
time
3%
Foreign
Office
1%
Non-Core
Deposits
2%
S-T
borrowings
3%
Other
liabilities
3%
Equity
12%
L-T debt
11%
$1,750
$650
$1,850
$1,600
$2,850
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
2016
2017
2018
2019
2020
2021 On
Fifth Third Bank
$250
$500
$500
$500
$1,100
$2,312
$0
$500
$1,000
$1,500
$2,000
$2,500
2016
2017
2018
2019
2020
2021 on
Fifth Third Bancorp
Fifth Third Capital Trust (Bancorp)
© Fifth Third Bank | All Rights Reserved

Portfolio compositions
Commercial:
Fixed: $10.4B
Float: $47.7B
•
1M Libor based: 68%
•
3M Libor based: 8%
•
Prime based: 5%
Weighted Avg. Life: 1.75 years
75% Float /
25% Fix
96% Float /
4% Fix
0% Float /
100% Fix
89% Float /
11% Fix
71% Float /
29% Fix
25% Float /
75% Fix
91% Float /
9% Fix
1% Float /
99% Fix
100% Float /
0% Fix
Investments:
51% allocation to bullet/locked-out
cash flow securities
Investment portfolio yield: 3.16%
Duration: 4.2 years
Net unrealized pre-tax gain: $1.35B
Portfolio Characteristics
0% Float /
100% Fix
0% Float /
100% Fix
21% Float /
79% Fix
Consumer:
Fixed: $23.4B
Float: $13.3B
•
Prime based: 24%
Weighted Avg. Life: 3.37 years
Avg. duration of Auto book: 1.29 years
1
Includes HFS Loans & Leases
37%
44%
19%
Bancorp Investment Portfolio (BV)
Level 1
Level 2A
Non
-HQLA
75%
12%
6%
7%
EOP Commercial Loans
1
Commercial & Industrial
Commercial Mortgage
Commercial Construction
Commercial Lease
22%
29%
2%
6%
41%
EOP Consumer Loans
1
Home Equity
Auto
Other
Credit Card
Resi Mortgage & Construction
© Fifth Third Bank | All Rights Reserved
1
1
1
1

Interest rate risk management
•
NII benefits from asset re-pricings in a rising rate environment
–
64% of total loans are floating rate (82% of commercial and 36% of consumer)
–
Investment portfolio duration of 4.2 years
–
Short-term wholesale funding represents approximately 17% of total wholesale funding, or 3% of total funding
–
Approximately $11B in non-core funding matures beyond one year
•
Interest rate sensitivity tables are based on conservative deposit assumptions
–
70%
beta
on
all
interest-bearing
deposit
and
sweep
balances
(~50%
betas
experienced
in
2004
–
2006
Fed
tightening
cycle)
–
No modeled re-pricing lag
–
Modeled non-interest bearing commercial DDA runoff of approximately $2.5B (about 10%) for each 100 bps increase in rates
–
DDA runoff rolls into an interest bearing product with a 100% beta
Change in Interest Rates (bps)
+200 bps Shock
Change in Interest Rates
+100 bps Shock
+200 bps Ramp
3.07%
11.51%
(4.00%)
+25 bps Shock
+100 bps Ramp
1.68%
6.92%
-
-50 bps Shock
-50 bps Ramp
(4.03%)
(7.08%)
-
Betas 25% Higher
Betas 25% Lower
Change in Interest Rates
12
Months
13 to 24 Months
12
Months
Change in Interest Rates
12
Months
13 to 24
Months
12
Months
13 to 24
Months
+200 bps Ramp
2.79%
10.96%
3.34%
+200 bps Ramp
(0.06%)
5.25%
6.20%
17.77%
+100 bps Ramp
1.55%
6.64%
1.82%
+100 bps Ramp
0.12%
3.79%
3.25%
10.05%
13 to 24 Months
12.07%
7.19%
-
ESTIMATED NII SENSITIVITY with DEMAND DEPOSIT BALANCE CHANGES
ESTIMATED NII SENSITIVITY with DEPOSIT BETA CHANGES
Percent Change in NII (FTE)
Percent Change in NII (FTE)
$1B Balance Decrease
$1B Balance Increase
(12.00%)
0.03%
(6.00%)
0.30%
-
(1.35%)
12
Months
13 to 24 Months
12
Months
13 to 24 Months
(1.76%)
ESTIMATED NII SENSITIVITY PROFILE
ESTIMATED EVE SENSITIVITY PROFILE
Percent Change in
NII (FTE)
ALCO Policy Limits
Change in EVE
ALCO Policy Limit
© Fifth Third Bank | All Rights Reserved
1. Actual results may vary from these simulated results due to differences between forecasted and actual balance sheet composition, timing, magnitude, and frequency of interest rate changes, as well as other changes in market conditions and management strategies.
2. Re-pricing percentage or “beta” is the estimated change in yield over 12 months as a result of a shock or ramp 100 bps parallel shift in the yield curve

Margin
Mortgage banking results
•
$2.7B in originations; 54% purchase volume
•
2Q16 mortgage drivers:
–
Origination fees and gain on sale revenue up $12MM, or 29%, sequentially
–
Gain on sale margin down 85 bps sequentially
–
Retaining only jumbos and ARMs on balance sheet
–
MSR valuation adjustments of positive $6MM; servicing rights amortization of ($35MM)
–
$50MM in gross servicing fees
•
YoY decline in mortgage banking revenue driven primarily by 2Q15 MSR valuation adjustment;
revenue up 15% excluding MSR valuation adjustments
Mortgage originations ($B) and gain on sale margin
1
Mortgage Banking Net Revenue ($MM)
Gain on sale margin represents gains on all loans originated for sale.
$78
$71
$75
$117
1
$74
© Fifth Third Bank | All Rights Reserved
43
46
37
42
54
56
54
53
52
50
(39)
(37)
(29)
(27)
(35)
57
8
13
11
6
2Q15
3Q15
4Q15
1Q16
2Q16
Orig
fees and gains on loan sales
Gross servicing fees
Servicing rights amortization
MSR valuation adjustments
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
2Q15
3Q15
4Q15
1Q16
2Q16
Originations for sale
Originations HFI
1

NPL rollforward
NPL HFI Rollforward
Commercial
2Q15
3Q15
4Q15
1Q16
2Q16
325
$
287
$
286
$
341
$
543
$
Transfers to nonaccrual status
66

195

165

306

104

Transfers to accrual status
(3)

(2)

(3)

(3)

(6)

Transfers from held for sale
-

-

-

-

-

Transfers to held for sale
-

-

(12)

(3)

-

Loans sold from portfolio
(3)

(1)

(2)

(6)

(2)

Loan paydowns/payoffs
(44)

(46)

(37)

(39)

(52)

Transfers to OREO
(10)

-

(13)

(1)

(3)

Charge-offs
(49)

(149)

(46)

(60)

(51)

Draws/other extensions of credit
5

2

3

8

6

287
$
286
$
341
$
543
$
539
$
Consumer
2Q15
3Q15
4Q15
1Q16
2Q16
201
$
188
$
172
$
165
$
158
$
Transfers to nonaccrual status
55

55

56

55

56

Transfers to accrual status
(26)

(30)

(28)

(33)

(31)

Transfers from held for sale
-

-

-

-

-

Transfers to held for sale
-

(1)

-

-

-

Loans sold from portfolio
-

-

-

-

-

Loan paydowns/payoffs
(14)

(11)

(10)

(9)

(11)

Transfers to OREO
(10)

(11)

(9)

(6)

(7)

Charge-offs
(18)

(18)

(16)

(14)

(11)

Draws/other extensions of credit
-

-

-

-

-

188
$
172
$
165
$
158
$
154
$
Total NPL
475
$
458
$
506
$
701
$
693
$
Total new nonaccrual loans - HFI
121
$
250
$
221
$
361
$
160
$
Beginning NPL amount
Ending Commercial NPL
Beginning NPL amount
Ending Consumer NPL
© Fifth Third Bank | All Rights Reserved

Credit trends
Residential Mortgage
Commercial & Industrial
Home Equity & Automobile
Commercial Real Estate
* Excludes loans held-for-sale.
($ in millions)
2Q15
3Q15
4Q15
1Q16
2Q16
EOP Balance*
$8,547
$8,427
$8,301
$8,112
$7,988
90+ days delinquent
-
-
-
-
-
as % of loans
NM
NM
NM
NM
NM
Net charge-offs
$9
$9
$9
$8
$6
as % of loans
0.41%
0.42%
0.39%
0.36%
0.30%
Home equity
($ in millions)
2Q15
3Q15
4Q15
1Q16
2Q16
EOP Balance*
$12,933
$13,392
$13,716
$13,895
$14,307
Avg Loans*
$12,831
$13,144
$13,504
$13,788
$14,046
90+ days delinquent
$43
$40
$40
$44
$38
as % of loans
0.33%
0.30%
0.29%
0.32%
0.27%
NPAs*
$101
$91
$86
$77
$69
as % of loans
0.78%
0.68%
0.63%
0.55%
0.48%
Net charge-offs
$5
$3
$3
$2
$2
as % of loans
0.16%
0.10%
0.08%
0.07%
0.06%
Residential mortgage
($ in millions)
2Q15
3Q15
4Q15
1Q16
2Q16
EOP Balance*
$42,800
$42,948
$42,131
$43,433
$43,558
Avg Loans*
$42,550
$43,149
$43,154
$43,089
$43,876
90+ days delinquent
$2
$3
$7
$3
$2
as % of loans
NM
0.01%
0.02%
0.01%
NM
NPAs*
$193
$183
$272
$472
$477
as % of loans
0.45%
0.43%
0.65%
1.09%
1.10%
Net charge-offs
$34
$128
$30
$46
$39
as % of loans
0.32%
1.17%
0.28%
0.43%
0.36%
C&I
($ in millions)
2Q15
3Q15
4Q15
1Q16
2Q16
EOP Balance*
$7,150
$7,061
$6,957
$6,864
$6,875
Avg Loans*
$7,148
$7,023
$7,032
$6,886
$6,831
NPAs*
$166
$165
$138
$126
$114
as % of loans
2.31%
2.34%
1.98%
1.84%
1.66%
Net charge-offs
$11
$11
$3
$6
$6
as % of loans
0.62%
0.66%
0.19%
0.35%
0.38%
Commercial mortgage
($ in millions)
2Q15
3Q15
4Q15
1Q16
2Q16
EOP Balance*
$11,909
$11,826
$11,493
$11,128
$10,671
90+ days delinquent
$8
$8
$10
$8
$7
as % of loans
0.07%
0.07%
0.09%
0.07%
0.07%
Net charge-offs
$4
$7
$9
$9
$8
as % of loans
0.14%
0.23%
0.31%
0.32%
0.26%
Automobile
($ in millions)
2Q15
3Q15
4Q15
1Q16
2Q16
EOP Balance*
$2,709
$3,101
$3,214
$3,428
$3,706
Avg Loans*
$2,549
$2,965
$3,141
$3,297
$3,551
NPAs*
$14
$19
$8
$8
$7
as % of loans
0.51%
0.61%
0.25%
0.23%
0.19%
Net charge-offs
-
$3
-
-
-
as % of loans
0.00%
0.43%
0.00%
(0.06%)
0.00%
Commercial construction
© Fifth Third Bank | All Rights Reserved

Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconciliation
$ and shares in millions
(unaudited)
June
March
December
September
June
2016
2016
2015
2015
2015
Net interest income (U.S. GAAP)
902

903

899

901

887

Add:
Noninterest income
599

637

1,104

713

556

Less:
Noninterest expense
(983)

(986)

(963)

(943)

(947)

Pre-provision net revenue
518

554

1,040

671

496

Net income available to common shareholders (U.S. GAAP)
310

312

634

366

292

Add:
Intangible amortization, net of tax
-

-

-

-

-

Tangible net income available to common shareholders
310

312

634

366

292

Tangible net income available to common shareholders (annualized) (a)
1,247

1,255

2,515

1,452

1,171

Average Bancorp shareholders' equity (U.S. GAAP)
16,584

16,376

15,982

15,815

15,841

Less:
Average preferred stock
(1,331)

(1,331)

(1,331)

(1,331)

(1,331)

Average goodwill
(2,416)

(2,416)

(2,416)

(2,416)

(2,416)

Average intangible assets and other servicing rights
(11)

(12)

(13)

(14)

(15)

Average tangible common equity (b)
12,826

12,617

12,222

12,054

12,079

Total Bancorp shareholders' equity (U.S. GAAP)
16,726

16,323

15,839

15,826

15,605

Less:
Preferred stock
(1,331)

(1,331)

(1,331)

(1,331)

(1,331)

Goodwill
(2,416)

(2,416)

(2,416)

(2,416)

(2,416)

Intangible assets and other servicing rights
(11)

(12)

(13)

(13)

(14)

Tangible common equity, including unrealized gains / losses (c)
12,968

12,564

12,079

12,066

11,844

Less: Accumulated other comprehensive income
(889)

(684)

(197)

(522)

(291)

Tangible common equity, excluding unrealized gains / losses (d)
12,079

11,880

11,882

11,544

11,553

Total assets (U.S. GAAP)
143,625

142,430

141,048

141,883

141,628

Less:
Goodwill
(2,416)

(2,416)

(2,416)

(2,416)

(2,416)

Intangible assets and other servicing rights
(11)

(12)

(13)

(13)

(14)

Tangible assets, including unrealized gains / losses (e)
141,198

140,002

138,619

139,454

139,198

Less: Accumulated other comprehensive income / loss, before tax
(1,368)

(1,052)

(303)

(803)

(448)

Tangible assets, excluding unrealized gains / losses (f)
139,830

138,950

138,316

138,651

138,750

Common shares outstanding (g)
766

770

785

795

810

Ratios:
Return on average tangible common equity (a) / (b)
9.7%
9.9%
20.6%
12.0%
9.7%
Tangible common equity (excluding unrealized gains/losses) (d) / (f)
8.64%
8.55%
8.59%
8.33%
8.33%
Tangible common equity (including unrealized gains/losses) (c) / (e)
9.18%
8.97%
8.71%
8.65%
8.51%
Tangible book value per share (c) / (g)
$16.93
$16.32
$15.39
$15.18
$14.62
For the Three Months Ended
See page 33 of the earnings release for a discussion on the use of non-GAAP financial measures.
© Fifth Third Bank | All Rights Reserved

Regulation G Non-GAAP reconciliation
See page 33 of the earnings release for a discussion on the use of non-GAAP financial measures.
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconciliation
$ and shares in millions
(unaudited)
June
March
December
September
June
2016
2016
2015
2015
2015
Basel III Final Rule - Transitional to fully phased-in
CET 1 capital (transitional)
$12,112
$11,914
$11,917
$11,574
$11,582
Less: Adjustments to CET 1 capital from transitional to fully phased-in
(1)
(4)

(5)

(8)

(11)

(12)

CET 1 capital (fully phased-in) (a)
12,108

11,909

11,909

11,563

11,570

Risk-weighted assets (transitional)
121,824

121,432

121,290

123,148

122,986

Add: Adjustments to risk-weighted assets from transitional to fully phased-in
(2)
932

1,027

1,178

1,136

1,280

Risk-weighted assets (fully phased-in) (b)
$122,756
$122,459
$122,468
$124,284
$124,266
Estimated CET 1 capital ratio under Basel III Final Rule (fully phased-in) (a) / (b)
9.86%
9.72%
9.72%
9.30%
9.31%
(1)
Primarily relates to disallowed intangible assets (other than goodwill and MSRs, net of associated deferred tax liabilities).
(2)
Primarily relates to higher risk-weighting for MSRs.
June
March
December
September
June
2016
2016
2015
2015
2015
Net interest income (FTE) (c)
$908
$909
$904
$906
$892
Noninterest income excluding certain items
Noninterest income (U.S. GAAP)
$599
$637
$1,104
$713
$556
Gain on sale of Vantiv shares
-

-

(331)

-

-

Gain on Vantiv warrant actions
-

-

(89)

-

-

Vantiv TRA settlement payment
-

-

(49)

-

-

Vantiv warrant valuation
(19)

(47)

(21)

(130)

(14)

Gain on sale of certain branches
(11)

(8)

-

-

-

Gain on sale of the non-strategic agented bankcard loan portfolio
(11)

-

-

-

-

Branch and land valuation adjustments
-

-

-

-

97

Valuation of 2009 Visa total return swap
50

(1)

10

8

2

Securities (gains) / losses
(6)

(3)

(1)

-

(4)

Adjusted noninterest income (d)
$602
$578
$623
$591
$637
Noninterest expense excluding certain items
Noninterest expense (U.S. GAAP)
$983
$986
$963
$943
$947
Contribution for Fifth Third Foundation
-

-

(10)

-

-

Severance expense
(3)

(15)

(2)

(3)

(2)

Retirement eligibility changes
(9)

-

-

-

-

Executive retirements
-

-

-

(6)

-

Adjusted noninterest expense (e)
$971
$971
$951
$934
$945
Adjusted efficiency ratio (e) / [(c ) + (d)]
64.3%
65.3%
62.2%
62.5%
61.8%
Adjusted PPNR (c) + (d)  - (e)
$539
$516
$576
$563
$584
For the Three Months Ended
For the Three Months Ended
© Fifth Third Bank | All Rights Reserved